UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 28, 2016

GAMING AND LEISURE PROPERTIES, INC.
(Exact name of registrant as specified in its charter)

PENNSYLVANIA	001-36124	46-2116489
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(IRS Employer Identification Number)

845 Berkshire Blvd., Suite 200
Wyomissing, PA 19610
(Address of principal executive offices)

610-401-2900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note
This Current Report on Form 8-K/A is being filed in connection with the April 28, 2016 (the “Closing Date”) consummation of the transactions contemplated by a certain Agreement and Plan of Merger (as amended, the “Merger Agreement”), dated as of July 20, 2015, by and among Gaming and Leisure Properties, Inc., a Pennsylvania corporation (“GLPI” or the “Company”), Gold Merger Sub, LLC, a Delaware limited liability company and wholly owned subsidiary of GLPI (“Gold Merger Sub”), and Pinnacle Entertainment, Inc., a Delaware corporation (“Pinnacle”).
Pursuant to the Merger Agreement and the other related agreements, the parties agreed to undertake a series of transactions resulting in Gold Merger Sub holding substantially all of Pinnacle’s real property assets (excluding Pinnacle’s interests in Retama Park, Belterra Park Gaming & Entertainment Center and certain undeveloped land parcels) and PNK Entertainment, Inc. (“OpCo”) holding substantially all of Pinnacle’s gaming operations and other assets as a separate public company. These transactions included, among others, a pro rata distribution by Pinnacle to its common stockholders of shares of OpCo representing a 100% interest in OpCo (the “Distribution”) completed on April 28, 2016. After the Distribution on April 28, 2016, (i) Pinnacle merged with and into Gold Merger Sub (the “Merger”), with Gold Merger Sub continuing as the surviving company and a wholly owned subsidiary of GLPI and (ii) OpCo amended its certificate of incorporation to change its name to Pinnacle Entertainment, Inc.
This Current Report on Form 8-K/A amends the Current Report on Form 8-K, filed by GLPI on April 28, 2016, to include the pro forma financial information required by Item 9.01(b) of Form 8-K.
Item 9.01. Financial Statements and Exhibits.

(b) Pro Forma Financial Information

The required pro forma financial information relating to the Merger and related transactions is attached as Exhibit 99.1 to this Current Report on Form 8-K/A and is incorporated herein by reference.

(d) Exhibits

Exhibit Number	Description

99.1	Unaudited pro forma condensed combined financial information of the Company as of March 31, 2016 and for the year ended December 31, 2015 and the interim period ended March 31, 2016.

* * *

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 29, 2016	GAMING AND LEISURE PROPERTIES, INC.

	By:	/s/ William J. Clifford
	Name:	William J. Clifford
	Title:	Chief Financial Officer

Exhibit Index

Exhibit Number	Description

99.1	Unaudited pro forma condensed combined financial information of the Company as of March 31, 2016 and for the year ended December 31, 2015 and the interim period ended March 31, 2016.

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